UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 2, 2005
                                                         ----------------

                                EVOLVE ONE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


               0-26415                              13-3876100
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      (Commission File Number)           (IRS Employer Identification No.)


           1000 Clint Moore Road, Suite 101, Boca Raton, Florida 33487
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               (Address of Principal Executive Offices) (Zip Code)


                                 (561) 988-0819
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

          On February 2, 2005, Robert Sands joined the Company's Board of Directors. Mr. Sands has been President and CEO of DirectPro, LLC since he founded the company in 1985. DirectPro, LLC is a company that serves and impacts the marketing needs of a blue chip roster of today's largest corporations. He has held prior senior positions with American Express, McGraw Hill and J. Walter Thompson. He also currently serves on the Board of two charitable organizations.










                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EVOLVE ONE, INC.


                                       By: /s/ Irwin Horowitz
                                           -------------------------
                                           Irwin Horowitz, President


DATED: February 3, 2005


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